U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2005

INFOTEC BUSINESS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-90618	98-0358149
(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation)	File No.	Identification No.)

Suite 150, 1152 Mainland Street,  Vancouver, B.C. Canada             V6B 2X4
(Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number, including area code  (604) 484-4966

(Former address and former fiscal year end, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously sat-isfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets.

In conjunction with the acquisition of ebahn Television Network Corp., on September 30, 2005, the registrant agreed to issue an aggregate of 400,000 (1,000,000 post-split) shares of its restricted common shares to two persons, in consideration of services to be provided in the development of ebahn.tv and its business.  Subsequent to the acquisition, the agreement to issue the 400,000 (1,000,000 post-split) common shares for services was not effected and no shares were issued or are issuable.

Item 9.01     Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired
        (i)    Audited Financial Statement for Stream Horizon Media for the period from inception (August 31, 2004) to December 31, 2004.

    (b)  Proforma Financial Information
        (i)    Pro forma Balance Sheet as at April 30, 2005.
        (ii)   Pro forma Statement of Operations for the fiscal year ended April 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC. (registrant)

By:	/s/ Carol Shaw

(Carol Shaw, Principal Executive Officer)

DATED. December 13, 2005

Report of Independent Registered Public Accounting Firm

To the Sole Proprietor of Stream Horizon Media

We have audited the accompanying balance sheet of Stream Horizon Media ( a sole proprietorship) as of December 31, 2004, and the related statements of operations and proprietor’s capital, and cash flows for the period from inception (August 31, 2004) through December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stream Horizon Media as of December 31, 2004, and the results of its operations and its cash flows for the period from inception (August 31, 2004) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Mendoza Berger & Company, LLP

/s/ Mendoza Berger & Company, LLP

December 12, 2005
Irvine, CA

Stream Horizon Media
(A Sole Proprietorship)
Balance Sheet

December 31, 2004

Assets
Current Assets
Accounts receivable	$1,944

Total Current Assets	1,944

Property and Equipment,
net of accumulated depreciation (Note 3)	8,038

Total Assets	$9,982

Liabilities and Proprietor’s Equity
Current Liabilities
Accounts payable	$535

Total Current Liabilities	535

Contingencies and Commitments	-

Proprietor's Equity
Proprietor's capital	8,340
Accumulated other comprehensive income	1,107

Total Proprietor's Equity	9,447

Total Liabilities and Proprietor's Equity	$9,982

The accompanying notes are an integral part of these financial statements

Stream Horizon Media
(A Sole Proprietorship)
Statement of Operations and Proprietor's Capital

From inception (August 31, 2004) through December 31, 2004

Revenue	$28,377

Expenses
Depreciation	550
Consulting	1,299
Office administration and general	1,209

Total Expenses	3,058

Net income	25,319

Proprietor's Capital at Beginning of Period	-

Withdrawals	(16,979)

Proprietor's Capital at End of Period	$8,340

The accompanying notes are an integral part of these financial statements

Stream Horizon Media
(A Sole Proprietorship)
Statement of Cash Flows

From inception (August 31, 2004) through December 31, 2004

Cash Flows From Operating Activities
Net Income	$25,319
Adjustments to reconcile net loss to cash
Depreciation	573
Changes in working capital items
Increase in accounts payable	535
Increase in accounts receivable	(1,944)

Net Cash Provided By
Operating Activities	24,483

Cash Flows Used In Investing Activities
Acquisition of property and equipment	(8,611)

Net Cash Used in Investing Activities	(8,611)

Cash Flows from Financing Activities
Withdrawals by proprietor	(16,979)

Net Cash Used By Financing Activities	(16,979)

Decrease in Cash during the Period	(1,107)

Comprehensive gain on currency translation	1,107

Cash - Beginning of Period	-

Cash - End of Period	$-

The accompanying notes are an integral part of these financial statements

Stream Horizon Media
(A Sole Proprietorship)
Notes to the Financial Statements

1.     Basis of Presentation

Stream Horizon Media (the Company) is a British Columbia, Canada sole proprietorship.  The Company commenced development and operations of a digital video filming and editing studio in Vancouver, British Columbia, Canada on August 31, 2004.

2.     Summary of Significant Accounting Policies

The following summarizes the significant accounting policies and practices reflected in the accompanying financial statements;

(a) Property and Equipment

Property and equipment are stated at cost and depreciated over the estimated useful lives of the related assets using the straight-line method.  The estimated useful lives for the components of property and equipment are as follows:

Office equipment - other	5 years
Studio equipment	5 years

(b) Impairment of Long Lived Assets

Long-lived assets, such as property, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Such events or circumstances include, but are not limited to, a significant decrease in the fair value of the underlying business, a significant decrease in the benefits realized from an acquired business, difficulties or delays in integrating the business or a significant change in the operations of an acquired business. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to result from its use and eventual disposition. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying value of the assets exceeds its fair value. If a readily determinable market price does not exist, fair value is estimated using discounted expected cash flows attributable to the assets. Assets to be disposed of are separately presented on the balance sheet and reported at the lower of their carrying amount or fair value less costs to sell, and are no longer depreciated. No impairment losses were recorded in the period from inception (August 31, 2004) to December 31, 2004.

Stream Horizon Media
(A Sole Proprietorship)
Notes to the Financial Statements

2.     Summary of Significant Accounting Policies (continued)

(c) Foreign Currency Transactions/Balances

The operations of the Company are located in British Columbia, Canada and its functional currency is the Canadian dollar.  These financial statements have been translated using the current method whereby monetary assets and liabilities are translated at the year end exchange rate, capital accounts are at historic exchange rates and revenues and expenses at the average exchange rate for the period.

(d) Financial Instruments

The Company’s financial instruments consist of accounts receivable, and accounts payable.  The estimated fair value of these financial instruments approximate their carrying values, unless otherwise noted.

(e) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the U.S.A. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(f) Revenue Recognition

The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements." Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

(g) Income Taxes

Provisions for income tax and deferred income taxes are not reported by the Company, as it is an unincorporated sole proprietorship and the determination of income taxes is made by the proprietor based on his income and losses for all sources including the Company.

Stream Horizon Media
(A Sole Proprietorship)
Notes to the Financial Statements

3.     Property and Equipment

Property and equipment comprise:

December 31, 2004
Office equipment - other	$2,246

Studio equipment	6,365

8,611

Less accumulated depreciation	573

$8,038

Depreciation for the period from inception (August 31, 2004) through December 31, 2004 is $573.

4.     Reorganization

On September 12, 2005, the Company made and entered into an agreement effective September 30, 2005, which provides for the reorganization of Stream Horizon Media, a British Columbia sole proprietorship, with and into Infotec Business Strategies, Inc., a British Columbia  company, resulting in Stream Horizons Media becoming a division of Infotec Business Strategies, Inc. (Strategies).  Subsequent to September 30, 2005, the operations and results of operations of the Company are reflected in the financial statements of Strategies.

Infotec Business Systems, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
April 30, 2005
(Unaudited)

	Infotec	Steam Horizon Media	Pro Forma Adjustments		Pro Forma
Assets
Current Assets
Cash	$2,793	$-	$-		$2,793
Accounts receivable	10,011	20,881	-		30,892
Prepaid expenses and deposits	1,634	-	-		1,634

Total Current Assets	14,438	20,881	-		35,319

Property and Equipment,
net of accumulated depreciation	23,744	12,617	-		36,361

Goodwill	-	-	622,100	(a)	622,100

Total Assets	$38,182	$33,498	$622,100		$693,780

Liabilities and Stockholders’ Deficit
Current Liabilities
Accounts payable	$182,343	$3,738	$-		$186,081
Loan payable	23,500	-	-		23,500
Due to related party	18,500	7,956	-		26,456

Total Current Liabilities	224,343	11,694	-		236,037

Contingencies and Commitments	-	-	-		-

Stockholders’ Deficit
Common stock	40,500	-	12,500	(a)	53,000
Additional paid in capital	200,050	-	632,719	(a)	832,769
Proprietor's capital	-	23,119	(23,119	)(a)	-
Accumulated other comprehensive income	2,156	(1,315)	-		841
Deficit accumulated during the development stage	(428,867)	-	-		(428,867)

Total Stockholders’ Deficit	(186,161)	21,804	622,100	(a)	457,743

Total Liabilities and Stockholders’ Deficit	$38,182	$33,498	$622,100		$693,780

The accompanying notes are an integral part of these financial statements

Infotec Business Systems, Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operations
For the Year ended April 30, 2005
(Unaudited)

			Pro Forma
	Infotec	Stream Horizon	Adjustments	Pro Forma

Revenues	$18,943	$96,455	$-	$115,398

Cost of goods sold	(10,319)	(2,302)	-	(12,621)

Gross Profit	8,624	94,153	-	102,777

Expenses
Depreciation	4,995	1,333	-	6,328
Consulting	15,141	6,682	-	21,823
Office and telephone	4,791	8,830	-	13,621
Professional fees	27,199	-	-	27,199
Materials and supplies	-	1,320	-	1,320
Acquisition fees	90,000	-	-	90,000

Total Expenses	142,126	18,165	-	160,291

Net income (loss) before taxes	(133,502)	75,988	-	(57,514)

Provision for income taxes	-	-	-	-

Net Income (Loss)	$(133,502)	$75,988	-	$(57,514)

Net Income (Loss) Per Share
(Basic and Diluted)	$0.00	$0.01	$-	$0.00

Weighted Average Shares Outstanding (Note 1)	73,726,845	12,500,000	-	86,226,845

The accompanying notes are an integral part of these financial statements

INFOTEC BUSINESS SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

The unaudited pro forma consolidated balance sheet and statement of operations gives effect to the acquisition of the business operation and assets of Stream Horizon Media, a British Columbia, Canada sole proprietorship ("Stream Horizon"), as if the acquisition occurred May 1, 2004.

The pro forma information has been prepared for comparative purposes only, and does not purport to be indicative of Infotec Business Systems, Inc.'s ("Infotec") results of operations that would have actually occurred had the transaction been in effect for the period presented, or of results that may occur in the future.  The unaudited pro forma consolidated financial statement should be read in conjunction with Infotec's historical financial statements and related notes.

The statement of operations for Stream Horizon has been prepared to include its operations for the period from inception (August 31, 2004) through December 31, 2004 (fiscal 2004) and the pro forma statement of operations for the four month interim period from January 1, 2005 to April 30, 2005.

Weighted average shares outstanding as stated on the unaudited pro forma consolidated statement of operations reflect the forward 2.5:1 split of Infotec's capital stock on October 18, 2005.

Note 2 - Pro Forma Adjustments

The pro forma adjustments are based on management's preliminary estimates of the value of the tangible and intangible assets acquired.  For purposes of this pro forma presentation, management has assumed that all intangible assets will be considered non-amortizable goodwill, rather than other identifiable intangibles with amortization.  Management will conduct a valuation of the net assets acquired, with the assistance of a third party appraisal firm.  As a result, the actual adjustments may differ materially from those presented in these unaudited pro forma combined consolidated financial statements.

Description of pro forma adjustments:

(a)    To record the additional shares issued in the acquisition 12,500,000 common shares issued to the vendor and third parties and the goodwill arising therefrom.